UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NetApp, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! NETAPP, INC. 2023 Annual Meeting Vote by September 12, 2023 11:59 PM ET
COMPUTERSHARE C/O NETAPP, INC. 2 NORTH LASALLE STREET, 3RD FLOOR CHICAGO, IL 60602

V21179-P96720

You invested in NETAPP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 13, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 13, 2023 3:30 PM PDT
Virtually at: www.virtualshareholdermeeting.com/NTAP2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	T. Michael Nevens	For
1b.	Deepak Ahuja	For
1c.	Gerald Held	For
1d.	Kathryn M. Hill	For
1e.	Deborah L. Kerr	For
1f.	George Kurian	For
1g.	Carrie Palin	For
1h.	Scott F. Schenkel	For
1i.	George T. Shaheen	For
2.	To hold an advisory vote to approve Named Executive Officer compensation.	For
3.	To hold an advisory vote to approve the frequency of future advisory votes on Named Executive Officer compensation.	Year
4.	To ratify the appointment of Deloitte & Touche LLP as NetApp’s independent registered public accounting firm for the fiscal year ending April 26, 2024.	For
5.	To approve a stockholder proposal regarding Special Shareholder Meeting Improvement.	Against
6.	To approve an amendment to NetApp’s Employee Stock Purchase Plan.	For
7.	To approve an amendment to NetApp’s 2021 Equity Incentive Plan.	For

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